                                                                      EXHIBIT 99

                                                                [AMD LETTERHEAD]

                                                                CONTACT:
                                                                Scott Allen
                                                                Public Relations
                                                                (408) 749-3311

                      AMD REPORTS FOURTH QUARTER RESULTS

     SUNNYVALE, CA - January 13, 1998 - AMD today reported a net loss of $12,334,000 on sales of $613,171,000 for its fourth quarter, ended December 28, 1997. The loss amounted to $0.09 per share. Revenues increased by 3 percent over the immediate-prior quarter, and by 23 percent over the like period of 1996.

     Sales for the like period of 1996 were $496,868,000, which resulted in a net loss of $21,243,000, or $0.15 per share. In the immediate-prior quarter, AMD reported sales of $596,644,000, which resulted in a loss of $0.22 per share.

     Revenues for 1997 were $2,356,375,000, which resulted in a net loss of $21,090,000, or $0.15 per share. In 1996 AMD reported revenues of $1,953,019,000, which resulted in a net loss of $68,950,000, or $0.51 per share. Revenues grew by 21 percent year-to-year.

     "Our three non-microprocessor businesses - our Communications Group, our Memory Group, and our programmable logic company, Vantis(TM) - were profitable in the aggregate in the fourth quarter on revenues down slightly from the immediate-prior quarter," said W.J. Sanders III, chairman and chief executive officer. "We were especially pleased that flash memory sales increased nominally during a period of intense competition.

     "Sales of AMD-K6(R) processors for Microsoft(R) Windows(R) computing increased by 26 percent over the immediate-prior quarter to $190 million," Sanders continued. "Unit shipments of AMD-K6 processors increased by 50 percent to 1.5 million units. Although we increased unit production substantially, yields continued to be disappointing. We achieved significant progress in shipping higher-speed devices as nearly half of the units shipped were 233-megahertz (MHz) devices.

     "Demand for AMD-K6 processors remained strong. The AMD-K6 processor has achieved significant acceptance in the market for desktop personal computers priced below $2,000, and especially in the fast-growing market for sub-$1,000 personal computers. Our base of top-tier customers expanded with the addition of Compaq, the world's largest personal computer manufacturer, during the quarter. As previously reported, we made initial shipments of AMD-K6 processors manufactured with 0.25-micron technology produced in the company's Submicron Development Center in Sunnyvale, California, including both 266-MHz desktop and 233-MHz mobile versions. The 266-MHz AMD-K6 is being used in IBM Corp.'s new Aptiva model E46 personal computer, and the 233-MHz AMD-K6 is being used in the Compaq Presario model 1621 notebook computer.

     "Our current challenge is to execute a successful transition to 0.25-micron technology in our megafab, Fab 25, in Austin, Texas. Meeting our customers' demand for higher-performance AMD-K6 processors in the volumes they need is our first priority," Sanders concluded.

CAUTIONARY STATEMENT

     Investors are cautioned that all forward-looking statements of management's expectations involve risks and uncertainties that could cause actual results to differ materially from current expectations.

     Any forward-looking statements about the AMD-K6 processor involve risks and uncertainties, including whether: the company will execute a successful transition to 0.25-micron technology in Fab 25 in Austin, will significantly improve production yields, and overall will achieve the production ramp necessary to meet customer demand for higher-performance AMD-K6 processors in the volumes they need; the company will increase AMD-K6 revenues sufficient to achieve profitability in the microprocessor business; the company will have the financial and other resources necessary to continue to invest in the microprocessor business, including leading-edge wafer fabrication equipment and process technologies; customer demand for the AMD-K6 processor will continue at current or greater levels; and whether economic conditions will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in the company's reports filed with the Securities and Exchange Commission.

ABOUT AMD

     AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.4 billion in 1997. (NYSE: AMD).

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type://www.amd.com at the URL prompt.

VANTIS IS A TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

AMD-K6, AMD, THE AMD LOGO AND COMBINATIONS THEREOF ARE REGISTERED TRADEMARKS OF ADVANCED MICRO DEVICES, INC.

MICROSOFT AND WINDOWS ARE REGISTERED TRADEMARKS OF MICROSOFT CORPORATION.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                                   December 28,                              December 29,
                                                                       1997                                      1996
                                                                    (Audited)                                  (Audited)
----------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash, cash equivalents and short-term investments                  $  467,032                                $  386,198
   Accounts receivable, net                                              329,111                                   220,028
   Inventories                                                           168,517                                   154,010
   Deferred income taxes                                                 160,583                                   140,850
   Prepaid expenses and other current assets                              50,024                                   127,991
----------------------------------------------------------------------------------------------------------------------------
         Total current assets                                          1,175,267                                 1,029,077

Property, plant and equipment, net                                     1,990,689                                 1,787,402
Investment in joint venture                                              204,031                                   197,205
Other assets                                                             145,284                                   131,599
----------------------------------------------------------------------------------------------------------------------------
                                                                      $3,515,271                                $3,145,283
============================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                                             $    6,601                                $   14,692
   Accounts payable                                                      359,536                                   224,139
   Accrued compensation and benefits                                      63,429                                    66,745
   Accrued liabilities                                                   134,656                                   103,436
   Income tax payable                                                     12,676                                    51,324
   Deferred income on shipments to distributors                           83,508                                    95,466
   Current portion of long-term debt and capital
     lease obligations                                                    66,364                                    27,671
----------------------------------------------------------------------------------------------------------------------------
          Total current liabilities                                      726,770                                   583,473

Deferred income taxes                                                     96,269                                    95,102
 Long-term debt and capital lease obligations,
  less current portion                                                   662,689                                   444,830

Stockholders' equity:
   Capital stock:
      Common stock, par value                                              1,428                                     1,380
   Capital in excess of par value                                      1,018,884                                   957,226
   Retained earnings                                                   1,009,231                                 1,063,272
----------------------------------------------------------------------------------------------------------------------------
         Total stockholders' equity                                    2,029,543                                 2,021,878
----------------------------------------------------------------------------------------------------------------------------
                                                                      $3,515,271                                $3,145,283
============================================================================================================================

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                      Quarters Ended                     Year Ended
                                                        (Unaudited)                       (Audited)
---------------------------------------------------------------------------------------------------------------
                                            Dec. 28,     Sept. 28,    Dec. 29,     Dec. 28,      Dec. 29,
                                              1997         1997         1996         1997          1996
---------------------------------------------------------------------------------------------------------------
Net sales                                   $613,171     $596,644     $496,868    $2,356,375    $1,953,019

Cost of sales                                428,856      428,240      354,622     1,578,438     1,440,828
Research and development                     127,031      125,917      107,499       467,877       400,703
Marketing, general and
       administrative                        102,296      100,915       88,292       400,713       364,798
---------------------------------------------------------------------------------------------------------------
                                             658,183      655,072      550,413     2,447,028     2,206,329
---------------------------------------------------------------------------------------------------------------
Operating loss                               (45,012)     (58,428)     (53,545)      (90,653)     (253,310)

Interest income and other, net                 6,525        5,532        4,079        35,097        59,391
Interest expense                             (11,757)     (14,151)      (7,601)      (45,276)      (14,837)
---------------------------------------------------------------------------------------------------------------
Loss before income taxes
       and equity in joint venture           (50,244)     (67,047)     (57,067)     (100,832)     (208,756)
Benefit for income
       taxes                                 (29,861)     (30,072)     (22,826)      (55,155)      (85,008)
---------------------------------------------------------------------------------------------------------------
Loss before equity
       in joint venture                      (20,383)     (36,975)     (34,241)      (45,677)     (123,748)

Equity in net income of
       joint venture                           8,049        5,300       12,998        24,587        54,798
---------------------------------------------------------------------------------------------------------------
NET LOSS APPLICABLE
   TO COMMON STOCKHOLDERS                   $(12,334)    $(31,675)    $(21,243)   $  (21,090)   $  (68,950)
---------------------------------------------------------------------------------------------------------------
NET LOSS PER COMMON
       SHARE
     - Basic                                $  (0.09)    $  (0.22)    $  (0.15)   $    (0.15)   $    (0.51)
     - Diluted                              $  (0.09)    $  (0.22)    $  (0.15)   $    (0.15)   $    (0.51)
---------------------------------------------------------------------------------------------------------------
Shares used in per share
       calculation
     - Basic                                 141,889      141,055      137,102       140,453       135,126
     - Diluted                               141,889      141,055      137,102       140,453       135,126
---------------------------------------------------------------------------------------------------------------

ADVANCED MICRO DEVICES, INC.                             INFORMATION ONLY
--------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(INCLUDES PRE-TAX FASL INVESTMENT EQUITY INCOME IN OPERATING LOSS)
--------------------------------------------------------------------------------
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                        Quarters Ended                     Year Ended
                                                          (Unaudited)                       (Audited)
---------------------------------------------------------------------------------------------------------------
                                              Dec. 28,     Sept. 28,    Dec. 29,      Dec. 28,      Dec. 29,
                                                1997         1997         1996          1997          1996
---------------------------------------------------------------------------------------------------------------
NET SALES                                   $613,171     $596,644     $496,868    $2,356,375    $1,953,019

Cost of sales                                428,856      428,240      354,622     1,578,438     1,440,828
Income from equity
       investment in FASL                    (16,770)     (11,041)     (19,996)      (47,549)      (84,305)
Research and development                     127,031      125,917      107,499       467,877       400,703
Marketing, general and
       administrative                        102,296      100,915       88,292       400,713       364,798
---------------------------------------------------------------------------------------------------------------
                                             641,413      644,031      530,417     2,399,479     2,122,024
---------------------------------------------------------------------------------------------------------------
Operating loss                               (28,242)     (47,387)     (33,549)      (43,104)     (169,005)

Interest income and other, net                 6,525        5,532        4,079        35,097        59,391
Interest expense                             (11,757)     (14,151)      (7,601)      (45,276)      (14,837)
---------------------------------------------------------------------------------------------------------------
Loss before income taxes                     (33,474)     (56,006)     (37,071)      (53,283)     (124,451)
Benefit for income
       taxes                                 (29,861)     (30,072)     (22,826)      (55,155)      (85,008)
Provision for taxes on equity
       income in FASL                          8,721        5,741        6,998        22,962        29,507
---------------------------------------------------------------------------------------------------------------
NET LOSS APPLICABLE
       TO COMMON STOCKHOLDERS               $(12,334)    $(31,675)    $(21,243)    $ (21,090)    $ (68,950)
---------------------------------------------------------------------------------------------------------------
NET LOSS PER COMMON
       SHARE
     - Basic                                $  (0.09)    $  (0.22)    $  (0.15)    $   (0.15)    $   (0.51)
     - Diluted                              $  (0.09)    $  (0.22)    $  (0.15)    $   (0.15)    $   (0.51)
---------------------------------------------------------------------------------------------------------------
Shares used in per share
       calculation
     - Basic                                 141,889      141,055      137,102       140,453       135,126
     - Diluted                               141,889      141,055      137,102       140,453       135,126
---------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating loss. Net loss and related net loss per common share amounts are the same as those reported under GAAP.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

--------------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN             Q4 '97                       Q3 '97                Q4 '96
----------------------
                          % OF SALES   REVENUE        % OF SALES   REVENUE      % OF SALES   REVENUE
                          ----------   -------        ----------   -------      ----------   -------
-----------------------------------------------------------------------------------------------------

Communications Group
 (CPD, LPD, NPD)               28        $174M              30      $179M          33        $166M

Vantis (PLD)                    9          55M              10        62M          12          59M

Memory Group (MG)              30         181M              30       178M          33         162M

Computation Products Group
 (CMD, PPD, TMD)               33         203M              30       178M          22         110M
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
OTHER DATA                         Q4 '97                    Q3 '97                      Q4 '96
----------                         ------                    ------                      ------
---------------------------------------------------------------------------------------------------
Depreciation
 and Amortization                  $108M                       $104M                     $ 88M

Capital Additions                   155M                        157M                      144M

Headcount                         12,759                      12,617                    12,181
-----------------------------------------------------------------------------------------------------
International Sales                   56%                         60%                       55%